Exhibit 99.1

Contact:	US Airways
Dan Cravens
480-693-5729

FOR IMMEDIATE RELEASE

US AIRWAYS REPORTS RECORD SEPTEMBER LOAD FACTOR

Employees Earn $17 million in Year-to-Date Operational Incentive Payouts

TEMPE, Ariz., Oct. 3, 2012 — US Airways Group, Inc. (NYSE: LCC) today announced September, quarter and year-to-date 2012 traffic results. Mainline revenue passenger miles (RPMs) for the month were 5.0 billion, up 1.8 percent versus September 2011. Mainline capacity was 5.9 billion available seat miles (ASMs), up 0.9 percent versus September 2011. Mainline passenger load factor was a record 84.4 percent for the month of September, up 0.8 points versus September 2011.

“Our September consolidated (mainline and Express) passenger revenue per available seat mile (PRASM) was flat versus the same period last year,” said US Airways’ President, Scott Kirby. “I would like to again thank and congratulate our team of 32,000 employees who have continued their string of record-setting operational performance. Year-to-date, this includes the best departure performance, on-time performance, completion factor, and baggage handling in our Company’s history. Thanks to their tremendous efforts, US Airways’ employees have earned approximately $17 million in operational incentive payouts.”

For the month of September, US Airways’ preliminary on-time performance as reported to the U.S. Department of Transportation was 87.3 percent with a completion factor of 99.6 percent.

The following summarizes US Airways Group’s traffic results for the month, quarter and year-to-date ended September 30, 2012 and 2011, consisting of mainline-operated flights as well as US Airways Express flights operated by wholly owned subsidiaries PSA Airlines and Piedmont Airlines.

US Airways Mainline

SEPTEMBER

	2012	2011	Change
Mainline Revenue Passenger Miles (000)
Domestic	3,569,085	3,488,198	2.3%
Atlantic	1,142,413	1,145,090	(0.2)%
Latin	241,538	232,586	3.8%

Total Mainline Revenue Passenger Miles	4,953,036	4,865,874	1.8%
Mainline Available Seat Miles (000)
Domestic	4,212,375	4,142,933	1.7%
Atlantic	1,356,300	1,373,587	(1.3)%
Latin	301,803	301,653	—%

Total Mainline Available Seat Miles	5,870,478	5,818,173	0.9%
Mainline Load Factor (%)
Domestic	84.7	84.2	0.5	pts
Atlantic	84.2	83.4	0.8	pts
Latin	80.0	77.1	2.9	pts

Total Mainline Load Factor	84.4	83.6	0.8	pts
Mainline Enplanements
Domestic	3,720,812	3,659,448	1.7%
Atlantic	275,163	283,393	(2.9)%
Latin	167,718	164,431	2.0%

Total Mainline Enplanements	4,163,693	4,107,272	1.4%

QUARTER TO DATE

	2012	2011	Change
Mainline Revenue Passenger Miles (000)
Domestic	12,016,403	11,707,675	2.6%
Atlantic	3,667,789	3,638,159	0.8%
Latin	1,177,112	1,124,905	4.6%

Total Mainline Revenue Passenger Miles	16,861,304	16,470,739	2.4%
Mainline Available Seat Miles (000)
Domestic	13,805,181	13,500,078	2.3%
Atlantic	4,377,812	4,227,804	3.5%
Latin	1,377,023	1,305,484	5.5%

Total Mainline Available Seat Miles	19,560,016	19,033,366	2.8%
Mainline Load Factor (%)
Domestic	87.0	86.7	0.3	pts
Atlantic	83.8	86.1	(2.3	)pts
Latin	85.5	86.2	(0.7	)pts

Total Mainline Load Factor	86.2	86.5	(0.3	)pts
Mainline Enplanements
Domestic	11,968,593	11,779,231	1.6%
Atlantic	895,683	899,639	(0.4)%
Latin	875,391	840,968	4.1%

Total Mainline Enplanements	13,739,667	13,519,838	1.6%

YEAR TO DATE

	2012	2011	Change
Mainline Revenue Passenger Miles (000)
Domestic	35,042,042	33,973,495	3.1%
Atlantic	8,577,311	8,495,286	1.0%
Latin	3,945,760	3,831,759	3.0%

Total Mainline Revenue Passenger Miles	47,565,113	46,300,540	2.7%
Mainline Available Seat Miles (000)
Domestic	41,092,604	40,029,655	2.7%
Atlantic	10,826,354	10,484,263	3.3%
Latin	4,746,098	4,670,446	1.6%

Total Mainline Available Seat Miles	56,665,056	55,184,364	2.7%
Mainline Load Factor (%)
Domestic	85.3	84.9	0.4	pts
Atlantic	79.2	81.0	(1.8	)pts
Latin	83.1	82.0	1.1	pts

Total Mainline Load Factor	83.9	83.9	—	pts
Mainline Enplanements
Domestic	35,909,528	34,877,209	3.0%
Atlantic	2,104,319	2,096,337	0.4%
Latin	2,914,261	2,849,168	2.3%

Total Mainline Enplanements	40,928,108	39,822,714	2.8%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2)	Latin numbers include the Caribbean.

US Airways Express (Piedmont Airlines, PSA Airlines)

SEPTEMBER

	2012	2011	Change
Express Revenue Passenger Miles (000)
Domestic	203,234	189,617	7.2%
Express Available Seat Miles (000)
Domestic	269,092	252,918	6.4%
Express Load Factor (%)
Domestic	75.5	75.0	0.5	pts
Express Enplanements
Domestic	676,898	656,096	3.2%

QUARTER TO DATE

	2012	2011	Change
Express Revenue Passenger Miles (000)
Domestic	657,337	592,685	10.9%
Express Available Seat Miles (000)
Domestic	860,940	797,614	7.9%
Express Load Factor (%)
Domestic	76.4	74.3	2.1	pts
Express Enplanements
Domestic	2,178,446	2,036,040	7.0%

YEAR TO DATE

	2012	2011	Change
Express Revenue Passenger Miles (000)
Domestic	1,803,038	1,725,693	4.5%
Express Available Seat Miles (000)
Domestic	2,467,933	2,378,307	3.8%
Express Load Factor (%)
Domestic	73.1	72.6	0.5	pts
Express Enplanements
Domestic	6,119,723	5,909,751	3.6%

Notes:

1)	Canada is included in domestic results.

Consolidated US Airways Group, Inc.

SEPTEMBER

	2012	2011	Change
Consolidated Revenue Passenger Miles (000)
Domestic	3,772,319	3,677,815	2.6%
Atlantic	1,142,413	1,145,090	(0.2)%
Latin	241,538	232,586	3.8%

Total Consolidated Revenue Passenger Miles	5,156,270	5,055,491	2.0%
Consolidated Available Seat Miles (000)
Domestic	4,481,467	4,395,851	1.9%
Atlantic	1,356,300	1,373,587	(1.3)%
Latin	301,803	301,653	—%

Total Consolidated Available Seat Miles	6,139,570	6,071,091	1.1%
Consolidated Load Factor (%)
Domestic	84.2	83.7	0.5	pts
Atlantic	84.2	83.4	0.8	pts
Latin	80.0	77.1	2.9	pts

Total Consolidated Load Factor	84.0	83.3	0.7	pts
Consolidated Enplanements
Domestic	4,397,710	4,315,544	1.9%
Atlantic	275,163	283,393	(2.9)%
Latin	167,718	164,431	2.0%

Total Consolidated Enplanements	4,840,591	4,763,368	1.6%

QUARTER TO DATE

	2012	2011	Change
Consolidated Revenue Passenger Miles (000)
Domestic	12,673,740	12,300,360	3.0%
Atlantic	3,667,789	3,638,159	0.8%
Latin	1,177,112	1,124,905	4.6%

Total Consolidated Revenue Passenger Miles	17,518,641	17,063,424	2.7%
Consolidated Available Seat Miles (000)
Domestic	14,666,121	14,297,692	2.6%
Atlantic	4,377,812	4,227,804	3.5%
Latin	1,377,023	1,305,484	5.5%

Total Consolidated Available Seat Miles	20,420,956	19,830,980	3.0%
Consolidated Load Factor (%)
Domestic	86.4	86.0	0.4	pts
Atlantic	83.8	86.1	(2.3	)pts
Latin	85.5	86.2	(0.7	)pts

Total Consolidated Load Factor	85.8	86.0	(0.2	)pts
Consolidated Enplanements
Domestic	14,147,039	13,815,271	2.4%
Atlantic	895,683	899,639	(0.4)%
Latin	875,391	840,968	4.1%

Total Consolidated Enplanements	15,918,113	15,555,878	2.3%

YEAR TO DATE

	2012	2011	Change
Consolidated Revenue Passenger Miles (000)
Domestic	36,845,080	35,699,188	3.2%
Atlantic	8,577,311	8,495,286	1.0%
Latin	3,945,760	3,831,759	3.0%

Total Consolidated Revenue Passenger Miles	49,368,151	48,026,233	2.8%
Consolidated Available Seat Miles (000)
Domestic	43,560,537	42,407,962	2.7%
Atlantic	10,826,354	10,484,263	3.3%
Latin	4,746,098	4,670,446	1.6%

Total Consolidated Available Seat Miles	59,132,989	57,562,671	2.7%
Consolidated Load Factor (%)
Domestic	84.6	84.2	0.4	pts
Atlantic	79.2	81.0	(1.8	)pts
Latin	83.1	82.0	1.1	pts

Total Consolidated Load Factor	83.5	83.4	0.1	pts
Consolidated Enplanements
Domestic	42,029,251	40,786,960	3.0%
Atlantic	2,104,319	2,096,337	0.4%
Latin	2,914,261	2,849,168	2.3%

Total Consolidated Enplanements	47,047,831	45,732,465	2.9%

Notes:

1)	Canada, Puerto Rico and U.S. Virgin Islands are included in the domestic results.
2)	Latin numbers include the Caribbean.

US Airways

US Airways, along with US Airways Shuttle and US Airways Express, operates nearly 3,200 flights per day and serves more than 200 communities in the U.S., Canada, Mexico, Europe, the Middle East, the Caribbean, Central and South America. The airline employs more than 32,000 aviation professionals worldwide, operates the world’s largest fleet of Airbus aircraft and is a member of the Star Alliance network, which offers its customers more than 21,500 daily flights to 1,356 airports in 193 countries. Together with its US Airways Express partners, the airline serves approximately 80 million passengers each year and operates hubs in Charlotte, N.C., Philadelphia and Phoenix, and a focus city in Washington, D.C. at Ronald Reagan Washington National Airport. Aviation Week and Overhaul & Maintenance magazine presented US Airways with the 2012 Aviation Maintenance, Repair and Overhaul (MRO) of the Year Award for demonstrating outstanding achievement and innovation in the area of technical operations. Military Times Edge magazine named US Airways as a Best of Vets employer in 2011 and 2012. US Airways was, for the third year in a row, the only airline included as one of the 50 best companies to work for in the U.S. by LATINA Style magazine’s 50 Report. The airline also earned a 100 percent rating on the Human Rights Campaign Corporate Equality index for six consecutive years. The Corporate Equality index is a leading indicator of companies’ attitudes and policies toward lesbian, gay, bisexual and transgender employees and customers. For more company information visit usairways.com, follow on Twitter @USAirways or at Facebook.com/USAirways. (LCCT)

Forward Looking Statements

Certain of the statements contained or referred to herein are “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. These forward-looking statements may be identified by words such as “may,” “will,” “expect,” “intend,” “anticipate,” “believe,” “estimate,” “plan,” “project,” “could,” “should,” “would,” “continue” and similar terms used in connection with statements regarding, among others, the outlook, expected fuel costs, revenue and pricing environment, and expected financial performance and liquidity position of the Company. Such statements include, but are not limited to, statements about future financial and operating results, the Company’s plans, objectives, expectations and intentions, and other statements that are not historical facts. These statements are based upon the current beliefs and expectations of the Company’s management and are subject to significant risks and uncertainties that could cause the Company’s actual results and financial position to differ materially from these statements. Such risks and uncertainties include, but are not limited to, the following: the impact of significant operating losses in the future; downturns in economic conditions and their impact on passenger demand, booking practices and related revenues; the impact of the price and availability of fuel and significant disruptions in the supply of aircraft fuel; competitive practices in the industry, including the impact of industry consolidation; increased costs of financing, a reduction in the availability of financing and fluctuations in interest rates; the Company’s high level of fixed obligations and ability to fund general corporate requirements, obtain additional financing and respond to competitive developments; any failure to comply with the liquidity covenants contained in financing arrangements; provisions in credit card processing and other commercial agreements that may affect the Company’s liquidity; the impact of union disputes, employee strikes and other labor-related disruptions; the inability to maintain labor costs at competitive levels; interruptions or disruptions in service at one or more of the Company’s hub airports or focus city; regulatory changes affecting the allocation of slots; the Company’s reliance on third-party regional operators or third-party service providers; the Company’s reliance on and costs, rights and functionality of third-party distribution channels, including those provided by global distribution systems, conventional travel agents and online travel agents; changes in government regulation; the impact of changes to the Company’s business model the loss of key personnel or inability to attract and retain qualified personnel; the impact of conflicts overseas or terrorist attacks, and the impact of ongoing security concerns; the Company’s ability to operate and grow its route network; the impact of environmental regulation; the Company’s reliance on technology and automated systems and the impact of any failure or disruption of, or delay in, these technologies or systems; costs of ongoing data security compliance requirements and the impact of any significant data security breach; the impact of any accident involving the Company’s aircraft or the aircraft of its regional operators; delays in scheduled aircraft deliveries or other loss of anticipated fleet capacity; the Company’s dependence on a limited number of suppliers for aircraft, aircraft engines and parts; the Company’s ability to operate profitably out of Philadelphia International Airport; the impact of weather conditions and seasonality of airline travel; the impact of possible future increases in insurance costs or reductions in available insurance coverage; the impact of global events that affect travel behavior, such as an outbreak of a contagious disease; the impact of foreign currency exchange rate fluctuations; the Company’s ability to use NOLs and certain other tax attributes; and other risks and uncertainties listed from time to time in the Company’s reports to and filings with the Securities and Exchange Commission (“SEC”). There may be other factors not identified above of which the Company is not currently aware that may affect matters discussed in the forward-looking statements, and may also cause actual results to differ materially from those discussed. The Company assumes no obligation to publicly update or supplement any forward-looking statement to reflect actual results, changes in assumptions or changes in other factors affecting such estimates other than as required by law. Additional factors that may affect the future results of the Company are set forth in the section entitled “Risk Factors” in the Company’s Report on Form 10-Q for the quarter ended June 30, 2012 and in the Company’s other filings with the SEC, which are available at www.usairways.com.

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